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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                    September 20, 2001 (September 19, 2001)

                                  SPECTRX, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-22179               58-2029543
 (State or other jurisdiction of      (Commission File        (I.R.S. Employer
         incorporation)                    Number)           Identification No.)

         6025 A UNITY DRIVE, NORCROSS, GA                          30071
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 770-242-8723


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         Item 5. Other Events

                  On September 19, 2001, SpectRx, Inc. announced that the Board of Directors has authorized a stock repurchase program, as more fully described in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro Forma financial information.

                           Not applicable.

                  (c)      Exhibit.

                           The following exhibit is filed herewith:

EXHIBIT NO.              EXHIBIT DESCRIPTION
-----------              --------------------
99.1                     Press Release dated September 19, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SpectRx, Inc.

Date: September 20, 2001      by: /s/ Thomas H. Muller, Jr.
                                 ----------------------------------------------
                                      Thomas H. Muller, Jr.
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.              EXHIBIT DESCRIPTION
-----------              -------------------
99.1                     Press Release dated September 19, 2001